Exhibit 10.29

Execution Version

DEVELOPMENT AND SUPPLY AGREEMENT

By and Among

PROTIVA BIOTHERAPEUTICS INC.

And

TEKMIRA PHARMACEUTICALS CORPORATION

ON THE ONE HAND,

And

DICERNA PHARMACEUTICALS, INC.

ON THE OTHER HAND

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

TABLE OF CONTENTS

Article 1 DEFINITIONS AND INTERPRETATION		1

1.1	Definitions.	1

1.2	Interpretation.	8

1.3	Conflict.	8

Article 2 DEVELOPMENT COLLABORATION		9

2.1	Responsibilities of Protiva under the Services.	9

2.2	Technical Transfer.	10

2.3	Statements of Work.	10

2.4	Joint Development Committee.	10

2.5	On-Site Participation of Dicerna Personnel at the Facilities.	12

2.6	Acceptance of Final Formulated Product.	12

Article 3 FORECASTING		12

3.1	Batch Forecasting.	12

3.2	Services Forecasting.	13

3.3	Lead Times for Manufacturing SOWs.	13

3.4	Lead Times for all Other SOWs.	14

3.5	Binding SOWs and Change Orders.	15

Article 4 MANUFACTURING		16

4.1	Dicerna Materials.	16

4.2	Protiva Materials.	17

4.3	Specification Changes.	17

4.4	Responsibility for Safe Use and Safe Keeping.	18

4.5	Manufacture.	18

4.6	Testing and Release.	20

4.7	Storage, Packaging and Shipment.	20

4.8	Inspection Upon Receipt.	20

4.9	Disputed Batch.	20

4.10	Independent Laboratory.	21

4.11	Replacement Batches.	21

4.12	Non-GMP Batches.	22

Article 5 REGULATORY MATTERS		22

5.1	Quality Agreement.	22

Article 6 FINANCIAL PROVISIONS		22

6.1	Invoicing.	22

6.2	Rescheduling and Cancellation.	23

6.3	Payment and Interest.	23

6.4	Payment Procedures and Tax.	23

6.5	Records and Audit.	24

Article 7 INTELLECTUAL PROPERTY		24

7.1	License Agreement.	24

7.2	Ownership.	24

7.3	Prosecution and Maintenance of Joint Patents and Product Composition Patents.	26

7.4	Third-Party Infringement of Joint Patents and Product Composition Patents.	26

Article 8 CONFIDENTIAL INFORMATION AND PUBLICITY		28

8.1	Incorporation by Reference.	28

Article 9 INDEMNIFICATION AND INSURANCE		28

9.1	Protiva Indemnification.	28

9.2	Dicerna Indemnification.	28

9.3	Tender of Defense; Counsel.	29

9.4	Insurance.	30

Article 10 EXPORT		30

10.1	General.	30

10.2	Delays and Assistance.	30

Article 11 TERM AND TERMINATION		30

11.1	Term.	30

11.2	Termination for Material Breach.	31

11.3	Rights in Bankruptcy.	31

11.4	Termination of License Agreement.	31

11.5	Consequences of Termination; Survival.	31

11.6	Remedies.	32

ii

Article 12 GENERAL PROVISIONS		32

12.1	Representation and Warranties.	32

12.2	Force Majeure and Delay Events.	34

12.3	Consequential Damages.	35

12.4	Assignment.	35

12.5	Notices.	36

12.6	Independent Contractors.	37

12.7	Governing Law; Dispute Resolution Arbitration.	37

12.8	Severability.	38

12.9	No Implied Waivers.	38

12.10	Headings.	39

12.11	Entire Agreement; Amendment.	39

12.12	Time of the Essence.	39

12.13	Waiver of Rule of Construction.	39

12.14	No Third Party Beneficiaries.	39

12.15	Further Assurances.	39

12.16	Performance by Affiliates.	39

12.17	Counterparts.	40

12.18	Non-Solicitation of Employees.	40

Exhibits

Exhibit A:	Draft SOW # 1

Exhibit B:	Draft SOW # 2

Exhibit C:	Draft SOW # 3

Exhibit D:	Technical Transfer

iii

DEVELOPMENT AND SUPPLY AGREEMENT

THIS DEVELOPMENT AND SUPPLY AGREEMENT (this “Supply Agreement”) is entered into as of November 16, 2014 (the “Effective Date”), by and among Dicerna Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 480 Arsenal Street, Building 1, Suite 120, Watertown, MA 02472 USA (“Dicerna”), on the one hand, and Protiva Biotherapeutics Inc. a British Columbia corporation having its principal place of business at 100-8900 Glenlyon Way, Burnaby, B.C.V5J 5J8, Canada (“Protiva”), and (with respect to Section 12.1(c) only) Tekmira Pharmaceuticals Corporation, a British Columbia corporation having its principal place of business at 100-8900 Glenlyon Way, Burnaby, B.C.V5J 5J8, Canada (“Tekmira”) on the other hand.

RECITALS

WHEREAS, the Parties entered into a Material Transfer Agreement dated August 13, 2014 and a License Agreement (as defined below) as of the date hereof;

WHEREAS, the Parties desire to enter into this Supply Agreement pursuant to which Protiva shall perform certain development and other services for Dicerna and Manufacture and test Manufactured Product for Dicerna upon the terms and subject to the conditions set forth in this Supply Agreement (as each term is defined below);

WHEREAS, the Parties are, contemporaneously herewith, entering into a License Agreement, pursuant to which Protiva is licensing Dicerna to develop, have manufactured and commercialize Products (as defined in the License Agreement) directed to treatment of PH1; and

WHEREAS, Tekmira is the parent of Protiva and is willing to guarantee Protiva’s performance under this Supply Agreement, upon the terms and subject to the conditions set forth in this Supply Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

Article 1 DEFINITIONS AND INTERPRETATION

1.1	Definitions.

Unless the context otherwise requires, the terms in this Supply Agreement, the Quality Agreement, and any SOW, with initial letters capitalized, shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Supply Agreement.

(a)	“Additional Formulation” means any formulation (other than a Product) directed to the treatment of PH1 using the LNP Technology and the Dicerna Materials necessary or useful to support Dicerna’s preclinical studies and clinical trials that is Manufactured by Protiva.

(b)	“Affiliate” has the meaning set forth in the License Agreement.

(c)	“Applicable Laws” has the meaning set forth in the License Agreement.

(d)	“Applicable Requirements” means, with respect to any task or activity, all Applicable Laws (including GMPs), Specifications and SOPs applicable to such task or activity.

(e)	“Arbitrators” has the meaning set forth at Section 12.7(b).

(f)	“Associated Documentation” means, with respect to each Dicerna Material, the material safety data sheet (“MSDS”), Certificate of Analysis, and instructions for proper handling and storage applicable to such Dicerna Material.

(g)	“Batch” means a specific quantity of a Manufactured Product having a particular Specification, and that (i) has uniform character and quality within specified limits, and (ii) is produced according to a single Manufacturing SOW during a single Run.

(h)	“Batch Forecast” means a non-binding, good faith, ***** rolling forecast of Dicerna’s estimated requirements for GMP Batches and Non-GMP Batches of Manufactured Product, as applicable, during the ***** period covered by such Batch Forecast.

(i)	“Batch Price” means, with respect to the Manufacture of each Batch of Manufactured Product, the amount, measured in Dollars, to be paid to Protiva as specified in the applicable SOW, which amount shall be equal to the Reimbursable Expenses.

(j)	“Business Day” means any day that is not a Saturday, a Sunday, or other day which is a statutory holiday in the Province of British Columbia, Canada or a State or Federal holiday in Massachusetts.

(k)	“Calendar Quarter” means the respective periods of three (3)-consecutive calendar months ending on March 31, June 30, September 30 and December 31.

(l)	“Certificate of Analysis” or “CoA” means a document signed by an authorized representative of either Party, a Permitted Contractor, or a CMO, as the case may be, describing, with respect to a particular material or Batch (i) the characteristics of such material or Batch, measured on the basis of the applicable Specifications for, and testing methods applied to, such material or Batch and (ii) certifying the accuracy of each of the foregoing.

(m)	“Certificate of Compliance” or “CoC” means, as further specified in the Quality Agreement, for each Batch, a document prepared by Protiva (i) listing the manufacturing date, unique Batch number, and quantity of Manufactured Product in such Batch, and (ii) certifying that such Batch was manufactured in conformance and in accordance with the warranties set forth in Section 12.1(b). The Parties shall from time to time agree upon a format or formats for the Certificate of Compliance to be used under this Supply Agreement.

(n)	“Change Order” has the meaning set forth in Section 3.5(c).

(o)	“CMO” means a contract manufacturing organization.

(p)	“CMO Agreement” means a manufacturing or service agreement entered into by Dicerna, one of its Affiliates or one of their Sublicensees with any Designated CMO or Secondary CMO for the Manufacture of Product.

(q)	“Commercialize” or “Commercialization” has the meaning set forth in the License Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(r)	“Commercially Reasonable Efforts” has the meaning set forth in the License Agreement.

(s)	“Confidential Information” has the meaning set forth in the License Agreement.

(t)	“CTA” means a Clinical Trial Application filed with the national competent authority in an EU member state for regulatory approval of a clinical trial of the Product, including all amendments and supplements to the application.

(u)	“Delay Event” means any event resulting in the delay or interruption of the performance of the Services arising out of or in connection with any act or omission of Dicerna, its Affiliate, their Sublicensee, or any Designated CMO or Secondary CMO, including any failure to provide required Dicerna Materials to Protiva and any interruption to the performance of an SOW arising out a visit to the Facilities by Dicerna, its Affiliate, their Sublicensee or any Designated CMO or Secondary CMO.

(v)	“Delivery Joint Patent” has the meaning set forth in Section 7.3(a).

(w)	“Designated CMO” means any CMO selected by Dicerna, its Affiliate or their Sublicensees as its primary manufacturer of Product for commercial sales.

(x)	“Develop,” “Developing” or “Development” has the meaning set forth in the License Agreement.

(y)	“Dicerna” has the meaning set forth in the Preamble.

(z)	“Dicerna Indemnitees” has the meaning set forth in Section 9.1.

(aa)	“Dicerna Materials” means all double stranded siRNA molecules targeting HAO1 and any other nucleic acid constructs, biological materials or active substance(s) related to the Product, which in each case are to be provided by Dicerna, its Affiliates or their Sublicensees to Protiva for use in the performance of the Services.

(bb)	“Dicerna Rights and Technology” means Patents, rights to Patents, Know-How, Inventions and other intellectual property (including methods, processes, or compositions of matter) directed to Dicer Substrates or Products directed to treatment of PH1.

(cc)	“Dicer Substrates” means double stranded siRNA molecules.

(dd)	“Dispute” has the meaning set forth at Section 12.7(b).

(ee)	“Disputed Batch” has the meaning set forth at Section 4.9.

(ff)	“DMF” means Protiva’s Drug Master File filed with any Regulatory Authority covering the Manufacture of Manufactured Product.

(gg)	“Dollars” and “$” mean the lawful currency of the United States of America.

(hh)	“Effective Date” has the meaning set forth in the introductory paragraph.

(ii)	“EMA” means the European Medicines Agency, a body of the European Union and established by Regulation (EC) No 726/2004 of the European Parliament and of the Council of March 31, 2004, or any successor agency(ies) thereof performing similar functions.

(jj)	“Equipment” means any part or whole of the manufacturing or testing equipment designed by or for Protiva, and used by Protiva, Dicerna or any Designated CMO or Secondary CMO in connection with the Services or the Technical Transfer.

(kk)	“Executed Batch Record” means a compilation of records containing the Manufacturing history and control of a specific Batch. These records are generated by the Manufacturing and Quality Control personnel and reviewed and approved by the Quality Assurance personnel of the Manufacturing Party or its Affiliate, Sublicensee, Designated CMO or Secondary CMO, as applicable.

(ll)	“Facilities” means, Protiva’s facilities at 100 – 8900 Glenlyon Parkway, Burnaby, B.C. V5J 5J8, Canada, and such other locations as the Parties may agree in writing from time to time, subject to Section 2.4(d).

(mm)	“FDA” has the meaning set forth in the License Agreement.

(nn)	“FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended from time to time.

(oo)	“Finished Product” means any Manufactured Product that has been Manufactured through completion of all Manufacturing stages, including filling, finishing, packaging, and release.

(pp)	“Fees” *****

(qq)	“First Commercial Sale” has the meaning set forth in the License Agreement.

(rr)	“Force Majeure Event” has the meaning set forth in Section 12.2(a).

(ss)	“GLP” means the good laboratory practices regulations applicable to Manufacture that are promulgated by the Regulatory Authorities in the United States, or any other Regulatory Authorities designated in the applicable SOW as the applicable Regulatory Authorities.

(tt)	“GMP” means the regulatory requirements for current good manufacturing practices promulgated by the FDA under the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, particularly 21 C.F.R. Parts 210 and 211, any applicable foreign equivalents thereof, and the quality guidelines of the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH), all as may be amended from time to time.

(uu)	“GMP Batch” means a Batch that is intended to meet GMP requirements.

(vv)	“HAO1” means Hydroxyacid Oxidase (Glycolate Oxidase) 1, a gene transcribing for the protein 2-hydroxyacid oxidase 1.

(ww)	“IND” has the meaning set forth in the License Agreement.

(xx)	“Indemnified Party” has the meaning set forth in Section 9.3.

(yy)	“Indemnifying Party” has the meaning set forth in Section 9.3.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(zz)	“Initial Deposit” has the meaning set forth in Section 6.1(b).

(aaa)	“Initiation Deposit” has the meaning set forth in Section 6.1(b).

(bbb)	“Initiating Party” has the meaning set forth in Section 7.4(e).

(ccc)	“Insolvent Party” has the meaning set forth in Section 11.3.

(ddd)	“Invention” means all technology and discoveries, innovations, developments, improvements, enhancements and Know-How conceived, or reduced to practice, including the intellectual property rights embodying the foregoing, such as Patents, copyrights or trade secrets.

(eee)	“JDC” has the meaning set forth in Section 2.4(a).

(fff)	“Joint Invention” has the meaning set forth in Section 7.2(d).

(ggg)	“Joint Patent Infringement Action” has the meaning set forth in Section 7.4(d).

(hhh)	“Joint Patents” means Patents that cover Joint Inventions.

(iii)	“Know-How” has the meaning set forth in the License Agreement.

(jjj)	“License Agreement” means the License Agreement of even date hereof between the Parties.

(kkk)	“Licensed Intellectual Property” has the meaning set forth in the License Agreement.

(lll)	“Lipid Nanoparticle” has the meaning set forth in the License Agreement.

(mmm)	“LNP Technology” has the meaning set forth in the License Agreement.

(nnn)	“Losses” has the meaning set forth in Section 9.1.

(ooo)	“MAA” has the meaning set forth in the License Agreement.

(ppp)	“Manufacture” or “Manufacturing” has the meaning set forth in the License Agreement.

(qqq)	“Manufactured Product” means, for each Batch, the Product or Additional Formulation that is Manufactured in such Batch, as identified in the applicable SOW.

(rrr)	“Manufacturing Process” means any and all processes (or any step in any process) and analytical methods used or planned to be used by Protiva to Manufacture any Manufactured Product, excluding packaging and labeling.

(sss)	“Master Batch Record” or “MBR” means the manufacturing and control instructions for the Manufacture of a specific Batch of Manufactured Product.

(ttt)	“Materials” means Protiva Materials and Dicerna Materials.

(uuu)	“NDA” has the meaning set forth in the License Agreement.

(vvv)	“New York Courts” has the meaning set forth in Section 12.7(c).

(www)	“Nonconforming Batch” has the meaning set forth in Section 4.11.

(xxx)	“Non-GMP Batch” means any Batch intended for non-clinical use, including those intended to meet the requirement for pre-clinical use pursuant to GLP requirements, such as, for example, a batch intended for use in GLP toxicology studies.

(yyy)	“Non-Initiating Party” has the meaning set forth in Section 7.4(e).

(zzz)	“Party” means Dicerna or Protiva; and “Parties” means Dicerna and Protiva.

(aaaa)	“Patent” has the meaning set forth in the License Agreement.

(bbbb)	“Patent Infringement Action” has the meaning set forth in the License Agreement.

(cccc)	“Payload Joint Patent” has the meaning set forth in Section 7.3(b).

(dddd)	“Permitted Contractor” has the meaning set forth in the License Agreement.

(eeee)	“Person” has the meaning set forth in the License Agreement.

(ffff)	“PH1” means Primary Hyperoxaluria 1.

(gggg)	“Phase 3 Trial” means a clinical trial that is designed to gather further evidence of safety and efficacy of a Product in the Field (and to help evaluate its overall risks and benefits) and is intended to support Regulatory Approval for a Product in the Field in one or more countries in the Territory.

(hhhh)	“Pivotal Trial” has the meaning set forth in the License Agreement.

(iiii)	“Product” has the meaning set forth in the License Agreement.

(jjjj)	“Product Composition Patent” has the meaning set forth in Section 7.2(e)(iii).

(kkkk)	“Production Plan” means a plan for Manufacturing the Manufactured Product during a specified period, which plan shall include Protiva’s requirements for Dicerna Materials and a production schedule, including scheduled Manufacture dates, for the period covered by such plan.

(llll)	“Protiva” has the meaning set forth in the Preamble.

(mmmm)	“Protiva Indemnitees” has the meaning set forth in Section 9.2.

(nnnn)	“Protiva Intellectual Property” has the meaning set forth in the License Agreement.

(oooo)	“Protiva Materials” has the meaning set forth in the License Agreement.

(pppp)	“Protiva Rights and Technology” means Patents, rights to Patents, Know-How, Inventions and other intellectual property (including methods, processes, or compositions of matter) directed to Lipid Nanoparticles.

(qqqq)	“Quality Agreement” means the quality agreement between the Parties to be entered into within ***** days of the Effective Date, which will govern the Parties’ respective quality and regulatory responsibilities for the Manufacture of GMP Batches of Manufactured Product, including equipment cleaning, qualification, calibration and maintenance, testing, sample retention, records and record retention, regulatory inspections, quality audits, out-of-specifications, deviations, investigations, recalls, voluntary withdrawals, and environmental monitoring.

(rrrr)	“Raw Material” means any component used in the Manufacture of any Manufactured Product.

(ssss)	“Record Retention Period” has the meaning set forth in Section 6.5.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(tttt)	“Reimbursable Expenses” *****

(uuuu)	“Regulatory Approval” has the meaning set forth in the License Agreement.

(vvvv)	“Regulatory Authority” has the meaning set forth in the License Agreement.

(wwww)	“Replacement Batch” has the meaning set forth in Section 4.11.

(xxxx)	“Run” means a single Manufacturing run of Manufactured Product at a Facility and progressing though quality testing and release.

(yyyy)	“Secondary CMO” means any one or more CMO(s) selected by Dicerna, its Affiliate or their Sublicensees as a back-up manufacturer of Product for commercial sales.

(zzzz)	“Services Forecast” means a non-binding, good faith, *****-month rolling forecast of Dicerna’s estimated requirements for all Services other than the Manufacture of GMP Batches and Non-GMP Batches, during the *****-month period covered by such non-Batch Forecast.

(aaaaa)	“Shipping and Handling Procedures” means Dicerna’s procedures for packaging, preserving, monitoring and shipping any and all Dicerna property.

(bbbbb)	“Services” means the obligations to be performed by Protiva pursuant to this Supply Agreement.

(ccccc)	“Solvent Party” has the meaning set forth in Section 11.3.

(ddddd)	“SOP” means the duly authorized and documented standard operating procedure practiced by each of Dicerna and Protiva in the performance of a specified process.

(eeeee)	“Specifications” means the list of tests, test procedures, references to any analytical procedures, and appropriate acceptance criteria (i) to which any Manufactured Product at any stage of Manufacture must conform to be considered acceptable for its intended use, or (ii) to which Raw Materials (including Materials) must conform to be considered acceptable for their intended use, in each case that are mutually approved by the Parties, as such Specifications are amended or supplemented from time to time by mutual agreement of the Parties in writing, it being understood, however, that references herein to “Specifications” in the context of Non-GMP Batches shall not imply that such Specifications conform with the standards of GMP, and, as such, Specifications for Non-GMP Batches shall be considered for regulatory and quality control purposes to be draft Specifications. As used in this Supply Agreement, “Product Specifications” means the Specifications applicable to a particular Manufactured Product, “Finished Product Specification” means the Specifications applicable to a particular Finished Product, “ Raw Materials Specifications” means the Specifications applicable to a particular Raw Material, and “Equipment Specifications” means the Specifications applicable to any part or whole of the Equipment. For clarity, the Product Specifications and Finished Product Specifications will identify which Lipid Nanoparticle will be used in the Manufactured Product *****.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(fffff)	“Statement of Work” or “SOW” means a statement of work or work order signed by both Parties that relates to the Services to be performed by either or both Parties.

(ggggg)	“Sublicensee” means a Third Party to whom Dicerna has granted a sublicense in a Sublicense Agreement pursuant to the terms of the License Agreement.

(hhhhh)	“Sublicense Agreement” has the meaning set forth in the License Agreement.

(iiiii)	“Supply Agreement” means this Development and Supply Agreement and all SOWs generated hereunder, together with all Exhibits attached hereto and to each SOW.

(jjjjj)	“Technical Transfer” means all or a portion of the transfer by Protiva to Dicerna or a Designated CMO of Protiva Intellectual Property and Protiva’s Confidential Information useful or necessary for the Manufacture of Product, including analytical method transfer and qualification, equipment qualification and scale up engineering.

(kkkkk)	“Technical Transfer Plan” has the meaning set forth in Exhibit D.

(lllll)	“Term” has the meaning set forth in Section 11.1.

(mmmmm)	“Third Party” means any Person other than Protiva, Dicerna or any of their respective Affiliates.

(nnnnn)	“Third Party Claim” has the meaning set forth in Section 9.3.

1.2	Interpretation.

In this Supply Agreement unless otherwise specified:

(a)	“includes” and “including” shall mean respectively includes and including without limitation;

(b)	except where the context otherwise requires, the word “or” is used in the inclusive sense (and/or);

(c)	a Party includes its permitted assignees or their respective permitted successors in title to substantially the whole of its undertaking;

(d)	a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted;

(e)	words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders; and

(f)	general words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things; and

1.3	Conflict.

(a)	In the event of any conflict between this Supply Agreement and the License Agreement, the License Agreement shall prevail.

(b)	In the event of any conflict between this Supply Agreement, the Quality Agreement, and any SOW, the following agreements shall govern in the following priority:

(i)	this Supply Agreement;

(ii)	the Quality Agreement; and

(iii)	the applicable SOW;

unless the Quality Agreement or SOW expressly contemplates such conflict, in which case the terms of such Quality Agreement or SOW shall control.

Article 2 DEVELOPMENT COLLABORATION

2.1	Responsibilities of Protiva under the Services.

Subject to the terms and conditions of this Supply Agreement, Dicerna hereby appoints Protiva to provide the following services to Dicerna, its Affiliates and their Sublicensees:

(a)	design (i) a formulation of the Product for use in Development by Dicerna, its Affiliates or their Sublicensees, and (ii) the final formulated Product, subject to Dicerna approval, to be used as a clinical development candidate;

(b)	Manufacture GMP and Non-GMP Batches of Manufactured Product for Dicerna, its Affiliate or their Sublicensees’ pre-clinical testing and development activities;

(c)	Manufacture GMP Batches of the Manufactured Product approved by Regulatory Authorities for use by Dicerna, its Affiliate or their Sublicensee in studies required to develop the Product for Regulatory Approval and for all clinical trials up until such time as the completion of Technical Transfer in accordance with Exhibit D; provided, however, that any obligation of Protiva to continue Manufacture as provided herein will cease if Dicerna fails to perform its obligations related to the Technical Transfer in accordance with the timing set forth in Section 2.1(e);

(d)	design stability study protocols, and perform stability studies, for all Batches of the Manufactured Product Manufactured by Protiva;

(e)	perform Technical Transfer to Dicerna or any Designated CMO pursuant to the timing mutually agreed by the Parties, provided that it must occur prior to the earlier of (i) initiation of a Phase 3 Trial or (ii) the Manufacture of the Batches for the First Commercial Sale of the Product;

(f)	with respect to Regulatory Authorities:

(i)	grant (and hereby does grant) to Dicerna permission to provide Regulatory Authorities reference access to Protiva’s DMF(s) for the Manufactured Product and to other regulatory documentation of Protiva directed to Lipid Nanoparticles or the Manufactured Product, solely for the purpose of enabling such Regulatory Authorities to examine the suitability of the Manufactured Product for Regulatory Approval;

(ii)	to the extent Regulatory Authorities make written demands for more detailed information than is available in Protiva’s DMF or other regulatory documentation of Protiva directed to Lipid Nanoparticles or the Manufactured Product, update Protiva’s DMF or assist in the preparation of all Chemistry, Manufacturing and Control (CMC)-related regulatory documents necessary for any IND, CTA, NDA, MAA and other submissions to Regulatory Authorities;

(iii)	assist Dicerna in responding to requests from Regulatory Authorities; and

(iv)	assist Dicerna in relevant filings with respect to the Product, including any IND or CTA, with Regulatory Authorities.

2.2	Technical Transfer.

With respect to Technical Transfer, the Parties have the rights and obligations set forth on Exhibit D.

2.3	Statements of Work.

The Parties acknowledge that the performance of the Services may be implemented through one or more SOWs executed by both Parties, and in accordance with the timelines set forth therein. The Parties agree to negotiate all SOWs and Change Orders in good faith and Protiva may not unreasonably withhold, delay or condition its acceptance or execution of any SOW or Change Order proposed by Dicerna that is necessary for the implementation of the Services as described in Section 2.1. The process for proposal and execution of SOWs is further set forth in Sections 3.2, 3.3, 3.4 and 3.5 Attached hereto as Exhibits A, B and C are drafts of the initial three SOWs. The Parties shall use Commercially Reasonable Efforts to finalize such draft SOWs as promptly as practical after the Effective Date, with a goal of finalizing them within ***** days after the Effective Date.

2.4	Joint Development Committee.

(a)	Within ***** days after the Effective Date, the Parties shall appoint a joint development committee (the “JDC”), consisting of an equal number of members appointed by each Party, which number of members shall not exceed ***** from each Party, to oversee the performance of the Services and the Development and Manufacturing by Protiva of the Manufactured Product, subject to the terms set forth herein. Each member of the JDC shall have the appropriate expertise to oversee the Parties’ performance of their respective obligations under this Supply Agreement. Each Party shall have the right, at any time and from time to time, to designate a replacement, on a permanent or temporary basis, for any or all of its previously designated members of the JDC. After the JDC has been formed, it shall remain in existence until the earlier of the First Commercial Sale of the Manufactured Product or the successful completion of Technical Transfer.

(b)	The JDC shall meet at least ***** per ***** on such dates and times as the Parties may agree. The Parties shall agree in advance on a written agenda for each meeting of the JDC. The regularly scheduled JDC meetings shall take place in person or telephonically as determined by the Parties. The members of the JDC may also convene or be polled or consulted from time to time by means of telephone conference, video conference, electronic mail or correspondence and the like, as the Parties deem necessary. The Parties will alternate (every other meeting) responsibility for drafting the minutes of the meeting of the JDC, which shall be promptly (and in any event within ***** days of the meeting) issued to the Parties following each meeting. The Parties shall use Commercially Reasonable Efforts to agree as to the specific text of such minutes within ***** days after receipt.

(c)	The principal purposes of the JDC shall be to oversee and provide guidance and direction on the overall strategy for the Development and Manufacturing by Protiva of the Manufactured Product. Subject to the express rights of the Parties as set forth herein, the functions of the JDC shall include:

(i)	reviewing the overall strategy regarding clinical and regulatory matters pertaining to the Manufactured Product;

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(ii)	acting as liaison between the Parties to ensure that they are informed of the ongoing progress of the Development of the Manufactured Product;

(iii)	overseeing creation of annual and long-range plans for Development of the Manufactured Product;

(iv)	reviewing and approving Specifications and SOPs;

(v)	agreeing to non-binding written Batch Forecasts and non-binding written Services Forecasts of anticipated Manufacturing and Service requirements during the applicable *****-month period covered by each such forecast, in accordance with Section 3.1 below; and

(vi)	performing such other responsibilities as may be mutually agreed upon by the Parties from time to time.

(d)	The Parties shall use Commercially Reasonable Efforts to make all decisions in good faith by unanimous vote or unanimous written consent of both Parties, with each Party having, collectively among its respective designees, one vote in all decisions; provided, however, that if the issue in question requires resolution prior to the date Dicerna could reasonably expect the issue to be resolved pursuant to this Supply Agreement, then subject to the other provisions in, and obligations under, this Agreement (i) Protiva has final decision making authority (including regarding the implementation thereof), on: ***** (ii) the JDC shall continue to discuss the following items in good faith, which may only be resolved by the unanimous vote or unanimous written consent of the JDC: ***** (iii) Dicerna has final decision making authority (including regarding the implementation thereof) on *****.

(e)	Each Party shall be responsible for the costs of its representatives on the JDC, including all travel and related costs and expenses for its members and approved invitees to attend meetings of, and otherwise participate on, the JDC.

(f)	The JDC shall not have any power to amend, modify or waive compliance with this Supply Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.5	On-Site Participation of Dicerna Personnel at the Facilities.

(a)	Dicerna has the right to designate at its discretion up to ***** of its or its Designated CMO’s personnel to be on site at the applicable Facility, and such additional personnel in such numbers as may be agreed to by the Parties or as otherwise required by Applicable Requirements, during normal business hours to (i) coordinate and observe the Runs and (ii) otherwise assist Dicerna and its Designated CMO to prepare for Technical Transfer and for any future interactions or correspondence with the applicable Regulatory Authorities.

(b)	While at the Facilities, Dicerna’s representatives will have access to such areas as are reasonably related to the Manufacture of the Manufactured Products, food-service areas, designated office space and public areas, or as otherwise authorized by Protiva, and shall comply (i) as agents of Dicerna with all confidentiality obligations owed by Dicerna hereunder and (ii) with applicable Protiva policies and procedures (including all Protiva security policies and procedures) as provided to Dicerna in writing.

2.6	Acceptance of Final Formulated Product.

Protiva shall submit the final formulated Product developed by Protiva pursuant to this Supply Agreement and as set forth in the applicable SOW to Dicerna for Dicerna’s evaluation, testing and approval. Protiva shall provide such assistance as Dicerna may reasonably require to conduct such evaluation and testing. If Dicerna reasonably determines that the final formulated Product does not meet the agreed-upon Finished Product Specifications, then Dicerna shall provide Protiva with notice of the same. ***** Acceptance of the final formulated Product does not waive any representation, warranty or other rights provided in this Supply Agreement.

Article 3 FORECASTING

3.1	Batch Forecasting.

(a)	The JDC shall use Commercially Reasonable Efforts to agree on non-binding written Batch Forecasts of anticipated Manufacturing requirements during the applicable *****-month period covered by each such forecast no later than the ***** Business Day of each *****.

(b)	Dicerna’s JDC members shall initially propose a Batch Forecast to Protiva JDC members, which proposal shall specify the quantity of each GMP Batch and Non-GMP Batch of Manufactured Product, as applicable, and the anticipated Manufacturing date for each Batch, specified as *****. Dicerna shall propose each such Batch Forecast in good faith based on its anticipated requirements for Manufactured Products.

(c)	Within ***** days following Protiva’s JDC members receipt of each proposed Batch Forecast, the JDC shall agree upon a final forecast, and the JDC shall deliver to Dicerna a

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Production Plan covering the forecasted period and notify Dicerna by facsimile or electronic mail addressed to the attention of a JDC member of Dicerna to be designated by Dicerna, if Protiva anticipates difficulties in meeting Dicerna’s requirements or timelines during the forecasted period, and the JDC shall thereafter negotiate a mutually achievable Production Plan.

(d)	The Parties acknowledge and agree that Protiva may not be able to provide Dicerna with Manufactured Product in excess of what is in a Batch Forecast due to Protiva’s use of the applicable Production Plan in scheduling its materials procurement and in allocating its personnel.

3.2	Services Forecasting.

(a)	The JDC shall use Commercially Reasonable Efforts to agree on non-binding written Services Forecasts of anticipated Service requirements during the applicable *****-month period covered by each such forecast no later than the ***** Business Day of each *****.

(b)	Dicerna’s JDC members shall initially propose a Services Forecast to Protiva JDC members, which proposal shall specify the nature of the Service and the anticipated date by which such Services shall be completed, specified as *****.

(c)	Within ***** days following Protiva’s JDC members receipt of each proposed Services Forecast, the JDC shall agree upon a final forecast, and the JDC shall deliver to Dicerna a plan covering the forecasted period and notify Dicerna by facsimile or electronic mail addressed to the attention of a JDC member of Dicerna to be designated by Dicerna, if Protiva anticipates difficulties in meeting Dicerna’s requirements or timelines during the forecasted period, and the JDC shall thereafter negotiate a mutually achievable Services Forecast.

(d)	The Parties acknowledge and agree that Protiva may not be able to provide Dicerna with non-Manufacturing Services in excess of what is in the Services Forecast due to Protiva’s use of the Services Forecast in allocating its personnel.

3.3	Lead Times for Manufacturing SOWs.

(a)	Other than for the initial SOWs attached hereto, Dicerna shall send a draft SOW for any desired Batch to be Manufactured at least: (A) ***** days prior to each Manufacturing date for each GMP Batch; and (B) ***** days prior to each Manufacturing date for each non-GMP Batch (provided that Protiva shall use Commercially Reasonable Efforts to accommodate requests from Dicerna for Manufacturing with a shorter lead time), specifying:

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

(b)	Only one (1) Batch of Manufactured Product shall be ordered in each SOW. Each SOW shall be sent by facsimile or electronic mail to Protiva addressed to the attention of Director of Manufacturing and Supply Chain (or such other Person as Protiva may designate from time to time in writing).

(c)	Within ***** Business Days of receipt of each draft SOW, Protiva shall respond by facsimile or electronic mail to Dicerna addressed to the attention of the Vice President of Business Development (or such other Person as Dicerna may designate from time to time) specifying:

*****

Protiva may not reject a SOW for the Manufacture of a Batch if the same is consistent with the then-current Batch Forecast and Production Plan.

3.4	Lead Times for all Other SOWs.

(a)	Other than for the initial SOWs attached hereto, Dicerna shall provide Protiva a draft SOW for any desired non-Manufacturing Services at least ***** days prior to the start of each desired Service (provided that Protiva shall use Commercially Reasonable Efforts to accommodate requests from Dicerna for Services with a shorter lead time), specifying:

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

(b)	Within ***** Business Days of receipt of each draft SOW, Protiva shall respond by facsimile or electronic mail to Dicerna addressed to the attention of Vice President of Business Development (or such other Person as Dicerna may designate from time to time) specifying:

*****

Notwithstanding the lead time specified in this Section 3.4, Dicerna is not required to issue a SOW at least ***** days prior to a desired Service if shorter notice is provided by Regulatory Authorities to Dicerna. Provided that Dicerna shall have notified Protiva in writing within ***** Days of Dicerna’s receipt of any demand from a Regulatory Authority, Protiva shall assist Dicerna in responding to queries and demands from Regulatory Authorities.

3.5	Binding SOWs and Change Orders.

(a)	Except as the Parties shall otherwise agree and without limiting Section 2.3, the Parties shall make Commercially Reasonable Efforts to mutually execute each SOW in sufficient time for all activities contemplated in such SOW to be completed as scheduled in the applicable forecast.

(b)	Each SOW shall be governed by the terms of this Supply Agreement, and none of the terms of Dicerna’s purchase orders, Protiva’s acknowledgment forms, or any other form, shall apply.

(c)	If the scope of work of a SOW changes, then the applicable SOW may be amended as provided in this Section 3.5(c) (each a “Change Order”). If a required modification to a SOW is identified by either Party, the identifying Party shall notify the other Party in writing as soon as reasonably possible to provide a description of the required modification(s). If Dicerna identifies a change, Protiva shall respond within ***** Days of receiving such notice or within such time as may be required for Protiva to obtain necessary information from its Permitted Contractors, and shall indicate in writing to Dicerna (i) whether such Change Order is necessary or feasible, (ii) to what extent, if any, such Change Order alters the time frame, or any other parameters of Protiva’s Manufacture of the applicable Batch or provision of the applicable Service, and (iii) what effect, if any, Protiva believes the implementation of such Change Order would have on the Batch Price or Fees, and both Parties shall use Commercially Reasonable Efforts to timely execute a mutually agreeable Change Order.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	When contracting with Permitted Contractors, Protiva shall use Commercially Reasonable Efforts to minimize any rescheduling fees and cancellation fees charged by such Permitted Contractors, it being understood that any Permitted Contractor that is already an existing contractor of Tekmira or Protiva have established rescheduling fees and cancellation fees, which fees shall be the responsibility of and paid by Dicerna in the event of an applicable rescheduling or cancellation.

(e)	No Change Order shall be effective unless and until it has been signed by authorized representatives of both Parties.

(f)	Unless otherwise requested by Dicerna, Protiva shall continue to work on the existing SOW during any such negotiations, but in no event shall Protiva be obligated to commence work in accordance with the Change Order unless and until it is signed by authorized representatives of both Parties. For clarity, if requested by Dicerna, Protiva will suspend all work under a SOW (and any related SOWs) until such time as a mutually accepted Change Order has been executed.

Article 4 MANUFACTURING

4.1	Dicerna Materials.

(a)	Dicerna shall at its sole cost and expense (i) source, purchase and provide such quantities of Dicerna Materials as are set forth in each SOW, and (ii) notify Protiva of any changes to qualification procedures for such vendors or suppliers or to any Raw Material release or Specification procedures applicable to any Dicerna Materials.

(b)	Dicerna retains title to and ownership of the Dicerna Materials at each and every stage of Manufacture and has sole responsibility, but not the obligation, to obtain and maintain insurance coverage for any loss or damage to Dicerna Material.

(c)	Dicerna shall deliver Dicerna Materials to Protiva in accordance with Dicerna’s Shipping and Handling Procedures. Protiva shall receive Dicerna Materials in accordance with Protiva’s SOPs and shall visually examine the packaging integrity of Dicerna Materials and ensure that damage has not occurred during transport. If Protiva visually detects any defect or damage in any Dicerna Materials or the packaging thereof, Protiva shall promptly notify Dicerna with detailed information concerning the nature of the damage and seek instructions from Dicerna.

(d)	Dicerna will cause all Dicerna Materials to be delivered to Protiva for use in Non-GMP Batches to be released in accordance with the Raw Material Specifications for such Dicerna Materials. Dicerna shall provide all Dicerna Materials and their Associated Documentation to Protiva not less than ***** days prior to the initiation of each Manufacturing campaign to enable Protiva to perform such Raw Material release testing on Dicerna Materials as specified in each applicable SOW.

(e)	If, pursuant to any SOW, Protiva is to conduct full release testing of Dicerna Materials in accordance with the Raw Material Specifications, Dicerna shall provide all Dicerna Materials and their Associated Documentation to Protiva not less than ***** days prior to the initiation of each Manufacturing campaign, and supply reasonably sufficient quantities of Dicerna Materials for the purposes of both raw material testing and Manufacturing.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(f)	If Protiva is to conduct either a limited release or full release of the Dicerna Materials pursuant to a SOW, Protiva shall conduct such limited release or full release of the Dicerna Materials prior to introducing each lot of Dicerna Materials into the Manufacture of Manufactured Product and shall provide Dicerna with copies of the analytical reports, raw data and any other relevant documentation in respect of each lot of Dicerna Materials tested, and notify Dicerna of any deficiencies in respect of any lot of Dicerna Materials tested.

(g)	Dicerna acknowledges that the late delivery of sufficient quantity and quality of any Dicerna Materials or Associated Documentation may be a Delay Event resulting in a delay in Protiva’s performance of the applicable SOW requiring such Dicerna Materials or Associated Documentation. In the event of Dicerna’s delivery of non-conforming Dicerna Materials or late delivery of any Dicerna Materials or Associated Documentation for which Protiva is not responsible, Protiva shall notify Dicerna of any necessary change to such time line, and if changes to such time line are necessary the Parties shall negotiate in good faith to revise such time line by way of a Change Order.

4.2	Protiva Materials.

(a)	Protiva shall (i) source, purchase and provide such quantities of Protiva Materials as are reasonably required for each SOW, and (ii) qualify, monitor and audit the suppliers or vendors of Protiva Materials. Protiva shall procure reasonably sufficient quantities of Protiva Materials for the purposes of both Raw Material testing and Manufacturing.

(b)	Protiva shall perform all testing and evaluation of the Protiva Materials to be used in the Manufacture of Batches as required by the Applicable Requirements, and otherwise in accordance with the Quality Agreement. Protiva shall cause all Protiva Materials to be used in the Manufacture of Batches to be released in accordance with the Raw Material Specifications for such Protiva Materials prior to their use, including as set forth in the Quality Agreement, and shall provide Dicerna with copies of the analytical reports, raw data and any other relevant documentation in respect of each lot of Protiva Materials tested.

4.3	Specification Changes.

Except as otherwise expressly set forth to the contrary in the Quality Agreement, if Dicerna is required, or desires, to change the Specifications, Protiva shall: (a) accommodate any request for any changes required by any Regulatory Authority or Applicable Law; and (b) use Commercially Reasonable Efforts to accommodate any other request; provided, however, that Dicerna shall promptly advise Protiva in writing of any such change(s), and provide information reasonably necessary for Protiva to evaluate the effect of such change(s), and Protiva shall promptly advise Dicerna as to scheduling or Batch Price or Fee changes, if any, which may result from such change(s). The notification and approval procedure shall be in accordance with the Quality Agreement and SOPs (i.e., change control procedures) agreed upon by the Parties from time to time. The Parties shall hold a JDC meeting in a timely manner with appropriate advisors invited to discuss such changes as appropriate.

4.4	Responsibility for Safe Use and Safe Keeping.

(a)	Protiva shall be responsible in accordance with Applicable Laws for implementing and maintaining health and safety procedures and for the handling of any materials or hazardous waste used in or generated by the Manufacturing. Protiva, in consultation with Dicerna, shall develop safety and handling SOPs for Dicerna Materials and Manufactured Product (other than Additional Formulations). Dicerna shall have no responsibility for Protiva’s health and safety program; except that Dicerna must deliver a current MSDS in the form agreed between the Parties from time to time for each of the Dicerna Materials supplied to Protiva.

(b)	Protiva shall (i) account for all Dicerna Materials and handle and store all Dicerna Materials in accordance with Applicable Requirements and instructions of Dicerna, (ii) not provide Dicerna Materials to any person other than Protiva’s personnel and Permitted Contractors who require access to the Dicerna Materials in the performance of the Services without the express prior written consent of Dicerna, (iii) not use Dicerna Materials for any purpose other than conducting the Services, including, not to analyze (except as necessary to perform Raw Material release testing), characterize, modify or reverse engineer any Dicerna Materials or take any action to determine the structure, sequence or composition of any Dicerna Materials unless required pursuant to a signed SOW, (iv) destroy or return to Dicerna all unused quantities of Dicerna Materials according to Dicerna’s written directions, and (v) ensure that all of Protiva’s personnel and Permitted Contractors having access to the Dicerna Material are made aware of and comply with the terms of this Supply Agreement, including the obligations of confidentiality respecting same contained herein. Protiva shall return all Dicerna Materials to Dicerna following the completion of the Services contemplated in each SOW, unless otherwise agreed to in writing by both Parties.

(c)	Protiva acknowledges and agrees that Dicerna Materials are the property of Dicerna and that Dicerna shall retain all right, title and interest in and to Dicerna Materials, including all proprietary rights thereto.

4.5	Manufacture.

(a)	Facilities. To the extent one or more Facilities are expressly identified in a SOW, Protiva shall perform the Manufacture only at the applicable Facilities. Protiva shall be responsible for ensuring that the Facilities meet the Applicable Requirements at all relevant times.

(b)	Personnel. Protiva shall furnish all personnel and supervision necessary to perform the Manufacture of the Manufactured Products, and shall take all reasonable steps to ensure that such personnel are properly trained and proficient in the Specifications, analytical methods and the Manufacturing Process and in handling the Equipment, Materials, and Manufactured Product.

(c)

Equipment. Protiva shall supply, qualify, validate, calibrate, service and maintain all Equipment necessary for its Manufacture of Manufactured Product, and comply with its own SOPs for the cleaning and maintenance of such Equipment. *****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

(d)	Licenses and Permits. Protiva shall be responsible for obtaining any licenses or permits and regulatory and government approvals necessary for the operation and use of its Facilities as pharmaceutical manufacturing facilities generally and for Manufacture of the Manufactured Products and performance of the Services specifically. Where any such licenses, permits or approvals are required for the operation and use of the Facilities as pharmaceutical manufacturing facilities generally, all expenses thereof will be at Protiva’s sole cost. Where any such licenses, permits or approvals are required specifically for the performance of the Services which would not otherwise be required by Protiva, the expense thereof shall be treated as part of Protiva’s Reimbursable Expenses for purposes of determining the applicable Fees or Batch Price.

(e)	Production. Protiva shall be responsible for the preparation of the Master Batch Record and Executed Batch Record for all GMP Batches, and Protiva’s Quality personnel shall approve each MBR prior to commencement of Manufacture and each Executed Batch Record following completion of Manufacture. Each MBR shall be assigned an identification number and any changes to an MBR shall be documented in sufficient detail for submission to Regulatory Authorities as needed.

(f)	Records. In respect of GMP Batches, all MBRs and Executed Batch Records generated by Protiva or its Permitted Contractors for the Manufacture of Manufactured Product under this Agreement shall be made available by Protiva to Dicerna, its Affiliate, their Sublicensee, any Designated CMO and Secondary CMO, as applicable, in accordance with the Quality Agreement but shall remain the property and Confidential Information of Protiva. Protiva shall maintain and retain true and accurate books, records, test and laboratory data, reports and other information related to the Manufacture of the Manufacture Products, including all information required to be maintained under this Supply Agreement, the Quality Agreement or Applicable Laws (including GMPs). Protiva will maintain all such information only in separate forms, notebooks and records to the extent possible (i.e., not commingled with other information) and will maintain all such information for at least the period of time specified in the Quality Agreement or longer if required under Applicable Laws (including GMPs). Protiva shall make all such documentation available to Regulatory Authorities as set forth in the License Agreement.

(g)	Audits. Dicerna may conduct audits to verify that Protiva is complying with this Supply Agreement, the Quality Agreement, any SOW and any Applicable Laws, as well as to verify invoices. Dicerna may conduct ***** per ***** and unlimited “for cause” audits. During such audits, personnel of Dicerna or its representatives will have access only to all public areas and those areas that are directly related to the performance of Protiva’s obligations under this Supply Agreement. No more than a reasonable number of representatives will be permitted on Protiva’s premises for any such audit. Dicerna shall provide reasonable notice of such audit and perform such audit during normal business hours.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.6	Testing and Release.

(a)	Protiva shall perform all Raw Material release testing, in-process testing and Finished Product release testing in accordance with the test parameters set forth in the applicable Specifications. If at any time during the Raw Material release testing of Dicerna Materials, Protiva discovers that the whole or part of a Batch of Dicerna Materials does not meet the acceptance criteria set forth in the applicable Specifications, Protiva shall notify Dicerna in writing by ***** to provide sufficient details to enable Dicerna to order replacement shipments of relevant Dicerna Materials.

(b)	All GMP Batches shall be released by Protiva’s Quality Assurance representative before shipment to Dicerna.

(c)	If Dicerna requests stability studies to be performed on a Manufactured Product by way of an SOW, Protiva shall design and Dicerna shall approve a study protocol and applicable SOPs to be used by Protiva.

4.7	Storage, Packaging and Shipment.

Protiva shall store, package, label and ship the Manufactured Product according to the Applicable Requirements and according to packaging SOPs mutually agreed upon by Dicerna and Protiva in writing. Protiva shall deliver all Batches within the delivery week for such Batches as set forth in the applicable SOW. Protiva shall ensure all shipments of Batches contain Batch numbers and manufacture/expiry dates, are packaged using shipping containers agreed in writing between the Parties and are delivered to Dicerna, or to a location designated in writing by Dicerna. All shipments of Batches by Protiva to Dicerna shall be EXWorks (Incoterms, 2010) Facility, freight collect, by a common carrier designated in writing by Dicerna, at Dicerna’s expense. Dicerna shall procure, at its cost, insurance covering damage or loss to all Batches during shipping.

4.8	Inspection Upon Receipt.

Within ***** calendar days from the date of Dicerna’s receipt of a Batch of Manufactured Product, Dicerna shall notify Protiva in writing if Dicerna discovers through visual inspection any shortage of or damage to such Batch, or to its packaging or any other obvious defect detectable by the naked eye. Protiva shall not be responsible for any loss or damage to any Manufactured Product during transport provided Protiva has packaged all Manufactured Product in accordance with agreed packing SOPs.

4.9	Disputed Batch.

With each Batch of Manufactured Product, Protiva shall deliver to Dicerna samples for testing in accordance with the Quality Agreement and the Applicable Requirements. Within ***** calendar days after the date of Dicerna’s receipt of a Batch of Manufactured Product, the test samples and its applicable Certificate of Analysis and Certificate of Compliance, Dicerna shall determine whether such Batch conforms to the applicable Finished Product Specifications. If Dicerna believes any Batch of Manufactured Product does not meet the applicable Finished Product Specifications (“Disputed Batch”), then Dicerna shall give Protiva written notice thereof as soon as practicable but in no event later than ***** days after the date of receipt of the Disputed Batch and shall, unless otherwise directed by Protiva, return a portion of the

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Disputed Batch for further testing by Protiva. Failure to provide such written notice within such *****-day period shall constitute an irrevocable acceptance by Dicerna of the Disputed Batch. If, after conducting its own testing, Protiva agrees, or it is determined pursuant to Section 4.10, that the returned Disputed Batch fails to meet the applicable Finished Product Specifications, the provisions of Section 4.11 shall apply. Acceptance of any Batch shall not limit any remedies otherwise available to Dicerna under this Supply Agreement.

4.10	Independent Laboratory.

If there is any dispute concerning whether a Batch of Manufactured Product meets the applicable Finished Product Specifications as a result of Protiva’s negligence or breach of this Supply Agreement, the Parties shall designate an independent expert or independent laboratory (acting as an expert and not as an arbitrator) to determine whether or not the Disputed Batch at issue meets the applicable Finished Product Specifications (or fails to meet the Specifications due to a non-conformity of, endotoxin in, impurity of, or adulteration of any Dicerna Materials for which Raw Material release testing was not required by Dicerna as part of the Manufacture). The decision of such independent expert shall be in writing and shall be binding on both Protiva and Dicerna. The costs of such independent expert shall be borne by the Parties equally; provided, however that the Party that is determined to be incorrect in the dispute shall be responsible for all such costs and shall indemnify the prevailing Party for its share of the costs incurred. For clarity, Protiva shall be entitled to retain samples of any Batch of Manufactured Product Manufactured by Protiva for testing by independent experts or independent laboratories.

4.11	Replacement Batches.

(a)	In the event a Disputed Batch is determined to have failed the applicable Finished Product Specifications (“Nonconforming Batch”), the whole of such Nonconforming Batch shall be either returned to Protiva or destroyed, at Dicerna’s option and, if returned pursuant to Section 4.11(b) or 4.11(d), at Protiva’s expense.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.12	Non-GMP Batches.

Notwithstanding anything to the contrary contained herein, Sections 4.9 through 4.11 shall not apply to Non-GMP Batches (i) when such Batches include Dicerna Materials or Dicer Substrates that have not been previously used in a successful Manufacturing run by Protiva and (ii) for which a test Batch run has not been conducted.

Article 5 REGULATORY MATTERS

5.1	Quality Agreement.

Within ***** days of the date hereof, the Parties shall negotiate in good faith and enter into the Quality Agreement to govern the quality and regulatory responsibilities of the Parties in respect of the Manufacture of GMP-grade Product, which shall contain the following provisions (a) Manufacturing audits; (b) reporting of complaints; (c) notification of regulatory correspondence, including warning letters, recalls, market withdrawals and corrections.; (d) responding to regulatory correspondence; (e) inspections; and (f) recalls, including financial responsibility.

Article 6 FINANCIAL PROVISIONS

6.1	Invoicing.

(a)	Each SOW shall specify the Batch Price or Fees, as applicable, for the Services under such SOW.

(b)	For each Manufacturing SOW, Dicerna shall pay to Protiva in respect of such SOW:

*****

(c)	For all non-Manufacturing SOWs, unless otherwise set forth in the SOW, Protiva shall invoice Dicerna for the Fees ***** in arrears.

(d)	Protiva will include with each invoice reasonable documentary evidence for the Batch Prices and Fees. Protiva will also provide such additional documentary support or evidence regarding the Batch Prices and Fees as reasonably requested by Dicerna.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.2	Rescheduling and Cancellation.

(a)	Dicerna reserves the right, upon written notice to Protiva, to reschedule or cancel any mutually executed SOW subject to Dicerna’s payment of the applicable actual Reimbursable Expenses caused by such rescheduling or cancellation.

(b)	Notwithstanding anything in this Supply Agreement to the contrary, (i) Dicerna shall have no obligation to pay any Reimbursable Expenses caused by any rescheduling or cancellation if the need to so reschedule or cancel is due to any act or omission by Protiva, its Affiliates or any Permitted Subcontractor, and (ii) Dicerna shall only be required to pay to Protiva ***** percent ***** of the total amount of any Reimbursable Expenses caused by any rescheduling or cancellation if the need to so reschedule or cancel is due to any Force Majeure Event(other than rescheduling or cancellation when the need to so reschedule or cancel is due to a Force Majeure Event that delays delivery of Dicerna Materials to Protiva).

6.3	Payment and Interest.

(a)	With the exception of the invoices for the Initial Deposit and Initiation Deposit, Dicerna shall pay all invoices within ***** days following Dicerna’s receipt of Protiva’s invoice, by wire transfer of immediately available funds to a bank account designated in advance in writing by Protiva.

(b)	Any payments due from one Party to the other Party under this Article VI that are not paid by the date such payments are due shall bear interest from the date such unpaid payments are due until paid in full at the lesser of: (i) ***** percent ***** per *****; or (ii) the highest amount of interest permitted by Applicable Law. The foregoing interest shall be in addition to any other remedies that either Party may have pursuant to this Supply Agreement.

6.4	Payment Procedures and Tax.

(a)	Remittance of payments under this Article VI shall be made by means of wire transfer of immediately available funds to a bank account designated in advance in writing by Protiva. All amounts payable to Protiva under this Supply Agreement shall be paid in United States Dollars. In those cases in which the amounts due in United States Dollars is calculated based on one or more currencies other than United States Dollars, such amounts shall be converted into United States Dollars using the spot exchange rate for the relevant currency on the date of the applicable transaction, as such exchange rate is published by Wall Street Journal (or comparable publication if not available).

(b)

Protiva is solely responsible for any sales, use, excise, value-added, services, consumption, or other similar tax that is assessed on the provision of the Services, Batch Prices or Fees and shall either pay such payment directly or reimburse Dicerna for the same. Any withholding or other taxes that Dicerna or its Affiliates are required by Applicable Law to withhold or pay on behalf of Protiva may be deducted from such

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

payments and paid to the appropriate tax authority contemporaneously with the remittance to Protiva, provided that (i) Dicerna promptly furnishes to Protiva proper evidence of the taxes so paid and (ii) Dicerna cooperates with and furnishes to Protiva appropriate documents to secure application of the most favorable rate of withholding tax under Applicable Law (or exemption from such withholding tax payments, as applicable). Dicerna and Protiva shall use Commercially Reasonable Efforts to cooperate to minimize any such taxes, assessments and fees to the extent permitted by Applicable Law.

6.5	Records and Audit.

Until the ***** anniversary of the date any book or record is created or such longer period required by Applicable Law (the “Record Retention Period”), Protiva shall maintain and retain complete and accurate books of account and records covering all transactions relating to payment of amounts that may be due under Article VI of this Supply Agreement. Upon the reasonable advance notice of Dicerna (of at least ***** days), Protiva shall make such books and records available for inspection and audit by Dicerna’s authorized representative (which shall be a national certified public accounting firm designated by Dicerna), subject to reasonable precautions to protect the confidential information of Protiva. Dicerna may not audit Protiva’s books and records more than once in any *****-month period. All audits must be conducted during normal business hours of Protiva and conducted in a manner so as to minimize the impact on the normal operations of Protiva. The accounting firming conducting any such audit must provide the report of its findings of any audit to both Parties, may only identify in such report whether the amount of Batch Prices and Fees paid was correct and the actual amount of the Batch Prices and Fees payable and may not disclose any other Confidential Information of Protiva. The auditor’s report and all other information disclosed to the auditor or generated by the auditor in such audit will be the Confidential Information of Protiva. Dicerna shall pay the cost of such audits unless it discovers that Protiva has overcharged for Batch Prices or Fees during any year in the Record Retention Period by an amount of ***** percent ***** or more, in which case the costs of such audit shall be borne by Protiva. If an audit reveals an underpayment or overpayment, the Party responsible for making payment shall promptly pay to the other Party the amount of the underpayment or overpayment discovered unpaid under this Section 6.5, subject to Section 6.3(b).

Article 7 INTELLECTUAL PROPERTY

7.1	License Agreement.

(a)	The terms and conditions regarding Dicerna’s use and licensing of certain Patents, Know-How and technology of Protiva and Tekmira are set forth in the License Agreement.

7.2	Ownership.

(a)	Protiva is and shall at all times remain the sole and exclusive owner of Protiva’s Confidential Information.

(b)	Dicerna is and shall at all times remain the sole and exclusive owner of Dicerna’s Confidential Information.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

(f)	All determinations of inventorship and authorship required by this Section 7.12 will be determined in accordance with United States Applicable Laws regarding intellectual property.

(g)	Each Party shall, and shall (i) cause its Affiliates and (ii) use Commercially Reasonable Efforts to cause its employees, agents and contractors to, take all further actions (including execution of written documents) reasonably requested by the other Party for purposes of vesting ownership of Inventions with such other Party in accordance with this Section 7.2 and otherwise permit any such other Party to fully enjoy its rights in such Inventions.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

7.3	Prosecution and Maintenance of Joint Patents and Product Composition Patents.

*****

7.4	Third-Party Infringement of Joint Patents and Product Composition Patents.

(a)	Each Party shall use Commercially Reasonable Efforts to promptly report in writing to the other Party during the Term any known or suspected commercially relevant infringement by a Third Party of any Joint Patents of which such Party becomes aware and provide the other Party with all evidence supporting or relating to such infringement in its possession.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

Article 8 CONFIDENTIAL INFORMATION AND PUBLICITY

8.1	Incorporation by Reference.

The provisions of Article VI of the License Agreement are herein incorporated into this Supply Agreement, mutatis mutandis.

Article 9 INDEMNIFICATION AND INSURANCE

9.1	Protiva Indemnification.

Protiva agrees to indemnify Dicerna and its Affiliates, and their respective agents, directors, officers, employees, representatives, successors and permitted assigns (the “Dicerna Indemnitees”) against and to hold each of them harmless from any and all losses, costs, damages, fees or expenses (“Losses”) actually incurred or suffered by a Dicerna Indemnitee to the extent arising out of or in connection with any claim, suit, demand, investigation or proceeding brought by a Third Party based on: (a) any breach of any representation, warranty or covenant by Protiva under this Supply Agreement; (b) Protiva’s, its Affiliates’ or its Permitted Contractors’ gross negligence, willful misconduct or violation of Applicable Law or (c) *****. The foregoing indemnification shall not apply to the extent that any Losses are due to Dicerna’s, its Affiliates’ or its Sublicensees’ gross negligence or willful misconduct, or Dicerna’s breach of Section 12.1(d).

9.2	Dicerna Indemnification.

Dicerna agrees to indemnify Protiva and its Affiliates, and their respective agents, directors, officers, employees, representatives, successors and permitted assigns (the “Protiva Indemnitees”) against and to hold each of them harmless from any and all Losses actually incurred or suffered by a Protiva Indemnitee to the extent arising out of or in connection with any claim, suit, demand, investigation or proceeding brought by a Third Party based on: (a) any breach of any representation, warranty or covenant by Dicerna under this Supply Agreement; (b) Dicerna’s, its Affiliates’ or its Sublicensees’ gross negligence, willful misconduct or violation of Applicable Law; or (c) *****. The foregoing indemnification obligations shall not apply to the extent that any Losses are due to Protiva’s, its Affiliates or its Permitted Contractors’ gross negligence or willful misconduct.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

9.3	Tender of Defense; Counsel.

Any Person (the “Indemnified Party”) seeking indemnification under this Article VII agrees to give prompt notice in writing to the other Party (the “Indemnifying Party”) of the assertion of any claim or the commencement of any action by any Third Party (a “Third Party Claim”) in respect of which indemnity may be sought under this Article. Such notice shall set forth in reasonable detail such Third Party Claim and the basis for indemnification (taking into account the information then available to the Indemnified Party). The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its indemnification and hold harmless obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced the Indemnifying Party. The Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and shall be entitled to control and appoint lead counsel reasonably satisfactory to the Indemnified Party for such defense by written notice to the Indemnified Party within ***** calendar days after the Indemnifying Party has received notice of the Third Party Claim, in each case at its own expense; provided, however, that the Indemnifying Party must use Commercially Reasonable Efforts to conduct the defense of the Third Party Claim in a manner designed to protect the rights of the Indemnified Parties, and otherwise conduct such defense actively and diligently, thereafter in order to preserve its rights in this regard. The Indemnifying Party shall not be entitled to assume or maintain control of the defense of any Third Party Claim and shall pay the fees and expenses of one counsel retained by the Indemnified Party if: (a) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment or allegation; (b) the Third Party Claim seeks an injunction or equitable relief against a Indemnified Party or any of its Affiliates; or (c) the Indemnifying Party has failed or is failing to prosecute or defend vigorously the Third Party Claim. Each Indemnified Party shall obtain the prior written consent of the Indemnifying Party, such consent not to be unreasonably withheld, delayed or conditioned, before entering into any settlement of a Third Party Claim. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to enter into or approve any settlement of a Third Party Claim without the consent of the Indemnified Party (which may be withheld in its sole discretion), if the settlement (i) does not expressly unconditionally release all applicable Indemnified Parties and their Affiliates from all Losses with respect to such Third Party Claim, (ii) imposes injunctive or other equitable relief against the Indemnified Party or any of its Affiliates, (iii) involves any admission of criminal or similar liability, or (iv) involves any monetary damages that may not be fully covered by the Indemnifying Party. In the event that the Indemnifying Party fails to assume the defense of the Third Party Claim in accordance with this Section 9.3, (1) the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate, and (2) the Indemnifying Party shall remain responsible for any Losses of the Indemnified Party as a result of such Third Party Claim. In circumstances where the Indemnifying Party is controlling the defense of a Third Party Claim in accordance with this Section 9.3, the Indemnified Party shall be entitled to participate in the defense of any Third Party Claim and to employ separate counsel of its choice for such purpose, in which case the fees and expenses of such separate counsel shall be borne by such Indemnified Party. Notwithstanding anything herein to the contrary, in circumstances where there is a conflict of interest that would reasonably make it inappropriate under applicable standards of professional conduct to have common counsel for the

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Indemnifying Party and the Indemnified Party, the Indemnified Party shall be entitled to employ separate counsel, that is reasonably acceptable to the Indemnifying Party, and the Indemnifying Party shall pay the reasonable fees and expenses of such separate counsel. Each Party shall cooperate, and cause their respective Affiliates to cooperate in all reasonable respects, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith, all at the expense of the Indemnifying Party.

9.4	Insurance.

Each Party shall maintain insurance, including product liability insurance, with respect to its activities under this Supply Agreement regarding the Product in such amount as such Party customarily maintains with respect to similar activities for its other products. Each Party shall maintain such insurance for so long as it continues its activities under this Supply Agreement, the License Agreement or the Quality Agreement, and thereafter for so long as such Party customarily maintains insurance for itself covering similar activities for its other products.

Article 10 EXPORT

10.1	General.

The Parties acknowledge that the exportation from the United States of materials, products and related technical data (and the re-export from elsewhere of United States origin items) may be subject to compliance with United States export laws, including the United States Bureau of Export Administration’s Export Administration Regulations, the Act and regulations of the FDA issued thereunder, and the United States Department of State’s International Traffic and Arms Regulations which restrict export, re-export, and release of materials, products and their related technical data, and the direct products of such technical data. The Parties agree, under this Supply Agreement, to comply with all export Applicable Laws and to commit no act that, directly or indirectly, would violate any Applicable Laws relating to the export, re-export, or release of any materials, products or their related technical data to which the United States adheres or with which the United States complies.

10.2	Delays and Assistance.

(a)	The Parties acknowledge that they cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party.

(b)	The Parties agree to provide reasonable assistance to one another in connection with each Party’s efforts to fulfill its obligations under this Article.

Article 11 TERM AND TERMINATION

11.1	Term.

The term of this Supply Agreement, shall commence on the Effective Date and, unless earlier terminated as provided herein, shall terminate upon the last to occur of: (a) five (5) years after the Effective Date; (b) the last date of expiry of any GMP Batch of Manufactured Product Manufactured by Protiva hereunder; or (c) the completion of the activities set forth in Exhibits D.

11.2	Termination for Material Breach.

If either Party commits a material breach or material default in the performance or observance of any of its obligations under this Supply Agreement, and such breach or default continues without cure for a period of ***** days after delivery by the other Party of written notice reasonably detailing such breach or default, then the non-breaching or non-defaulting Party shall have the right to terminate this Supply Agreement, with immediate effect, by giving written notice to the breaching or defaulting Party. The Parties shall retain all rights and remedies (at law or in equity) in respect of any breach hereof.

11.3	Rights in Bankruptcy.

Each Party (the “Insolvent Party”) shall promptly notify the other Party (the “Solvent Party”) in writing upon the initiation of any proceeding in bankruptcy, reorganization, dissolution, liquidation or arrangement for the appointment of a receiver or trustee to take possession of the assets of the Insolvent Party or similar proceeding under law for release of creditors by or against the Insolvent Party or if the Insolvent Party shall make a general assignment for the benefit of its creditors. To the extent permitted by Applicable Law, if the applicable circumstances described above shall have continued for ***** days undismissed, unstayed, unbonded and undischarged, the Solvent Party may terminate this Supply Agreement upon written notice to the Insolvent Party at any time.

11.4	Termination of License Agreement.

In the event the License Agreement is terminated, this Supply Agreement shall terminate upon the effective date of the termination of the License Agreement.

11.5	Consequences of Termination; Survival.

(a)	Termination of this Supply Agreement shall not relieve the Parties of any obligation accruing prior to or upon such expiration or termination, and the provisions of Article 1 (Definitions and Interpretation), Sections 4.5(e) (Records), 6.3 (Payment and Interest), 6.4 (Payment Procedures and Tax), 6.5 (Records and Audit), Article 7 (Intellectual Property), Article 8 (Confidential Information and Publicity), Article 9 (Indemnification and Insurance), Article 11 (Term and Termination), and Article 12 (General Provisions) shall survive any expiration or termination of this Supply Agreement and Exhibit D.

(b)	In the event of termination by Dicerna for Protiva’s uncured material breach of this Supply Agreement, Protiva, shall *****.

(c)	Upon the termination by either Party or both Parties of this Supply Agreement in its entirety, each Party shall promptly return to the other Party all physical manifestations of the other Party’s intellectual property and Confidential Information, except to the extent that the Party has a license to such Intellectual Property or Confidential Information pursuant to the License Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.6	Remedies.

The Parties acknowledge and agree that, in the event of a breach or a threatened breach by either Party of this Supply Agreement for which it shall have no adequate remedy at law, the other Party may suffer irreparable damage and, accordingly, may be entitled to injunctive and other equitable remedies to prevent or restrain such breach or threatened breach, in addition to any other remedy they might have at law or at equity. In the event of a breach or threatened breach by a Party of any such provision, the other Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which the other Party may be entitled in law or equity.

Article 12 GENERAL PROVISIONS

12.1	Representation and Warranties.

(a)	Mutual Representations and Warranties by Protiva and Dicerna. Each Party hereby represents and warrants to the other Party as of the Effective Date that:

(i)	it is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, and has all necessary power and authority to conduct its business in the manner in which it is currently being conducted, to own and use its assets in the manner in which its assets are currently owned and used, and to enter into and perform its obligations under this Supply Agreement;

(ii)	the execution, delivery and performance of this Supply Agreement has been duly authorized by all necessary action on the part of such Party and its Board of Directors or other governing body and no consent, approval, order or authorization of, or registration, declaration or filing with any Third Party or Governmental Authority is necessary for the execution, delivery or performance of this Supply Agreement;

(iii)	this Supply Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to (A) Applicable Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (B) Applicable Laws governing specific performance, injunctive relief and other equitable remedies; and

(iv)	neither it nor any of its Affiliates or their employees have ever been (A) convicted of a crime for which a Person can be debarred under Section 306(a) or 306(b) of the Generic Drug Enforcement Act of 1992 or under 42 U.S.C. Section 1320-7 or (B) sanctioned by, suspended, excluded or otherwise ineligible to participate in any federal health care program, including Medicare and Medicaid or in federal procurement or non-procurement programs. If at any time this representation and warranty is no longer accurate, Protiva or Dicerna, as the case may be, shall immediately notify the other of such fact.

(b)	Protiva Representations, Warranties, and Covenants. Protiva hereby represents, warrants, and covenants to Dicerna that:

(i)	the Manufactured Product, at the time of delivery to Dicerna’s designated carrier, shall: (A) conform to the Specifications; (B) be Manufactured in compliance with the requirements of all Applicable Laws (including GMP for GMP Batches); (C) comply with Protiva’s SOPs; and (D) be transferred free and clear of any liens, claims or encumbrances of any kind to the extent arising through or as a result of the acts or omissions of Protiva, its Affiliates or their respective agents;

(ii)	no Manufactured Product constituting or being part of any shipment or other delivery now or hereafter made to Dicerna will be adulterated or misbranded within the meaning of the FD&C Act or would be an article that could not, under the provisions of the FD&C Act, be introduced into interstate commerce;

(iii)	it owns, lawfully controls or has valid rights to use the Facilities and that the Facilities shall be maintained in such condition as will allow Protiva to Manufacture the Manufactured Product in compliance with and conformance to all Applicable Requirements (including GMPs at the Facilities where GMP Batches are Manufactured);

(iv)	Protiva shall perform the Services in a diligent, careful, thorough, workmanlike and professional manner, using employees and Permitted Contractors having a level of skill, knowledge, qualifications and experience in the area commensurate with the requirements of the Services;

(v)	Protiva shall perform the Services and its other obligations herein in compliance with all Applicable Laws; and

(vi)	the Services shall be conducted at and coordinated from the facilities of Protiva under the direction and supervision of a qualified program director employed by Protiva and approved by Dicerna.

(c)	Tekmira Representations, Warranties, and Covenants. Tekmira hereby represents, warrants, and covenants to Dicerna that:

(i)	as of the Effective Date, it is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, and has all necessary power and authority to conduct its business in the manner in which it is currently being conducted, to own and use its assets in the manner in which its assets are currently owned and used, and to enter into and perform its obligations under this Supply Agreement;

(ii)	as of the Effective Date, the execution, delivery and performance of this Supply Agreement has been duly authorized by all necessary action on the part of Tekmira and its Board of Directors and no consent, approval, order or authorization of, or registration, declaration or filing with any Third Party or Governmental Authority is necessary for the execution, delivery or performance of this Supply Agreement;

(iii)	as of the Effective Date, this Section 12.1(c) constitutes the legal, valid and binding obligation of Tekmira, enforceable against it in accordance with its terms,

subject to (A) Applicable Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (B) Applicable Law governing specific performance, injunctive relief and other equitable remedies;

(iv)	as of the Effective Date, neither it nor any of its Affiliates or their employees have ever been (A) convicted of a crime for which a Person can be debarred under Section 306(a) or 306(b) of the Generic Drug Enforcement Act of 1992 or under 42 U.S.C. Section 1320-7 or (B) sanctioned by, suspended, excluded or otherwise ineligible to participate in any federal health care program, including Medicare and Medicaid or in federal procurement or non-procurement programs. If at any time this representation and warranty is no longer accurate, Tekmira shall immediately notify Dicerna of such fact; and

(v)	Tekmira shall cause Protiva to perform and to comply with the provisions of this Supply Agreement, and shall remain responsible for and guarantee the performance of Protiva under this Supply Agreement, and is liable to Dicerna for any breach of this Supply Agreement by Protiva and for the actions and omissions of Protiva undertaken pursuant to this Supply Agreement as if taken by Tekmira itself.

(d)	Dicerna Representations, Warranties, and Covenants. Dicerna hereby represents, warrants, and covenants to Protiva that the Dicerna Materials, at the time of delivery to Protiva, shall (i) conform to all applicable Raw Material Specifications; (ii) be Manufactured in compliance with the requirements of all Applicable Laws (including GMPs for Dicerna Materials to be used in GMP Batches); and (iii) comply with Dicerna’s SOPs.

(e)	Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SUPPLY AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY INTELLECTUAL PROPERTY, PRODUCTS, GOODS, RIGHTS OR OTHER SUBJECT MATTER OF THIS SUPPLY AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OR VALIDITY OF PATENT RIGHTS WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY PRODUCT PURSUANT TO THIS SUPPLY AGREEMENT SHALL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY SUCH PRODUCT SHALL BE ACHIEVED.

12.2	Force Majeure and Delay Events.

(a)

Except with respect to payment obligations, a Party shall neither be held liable or responsible to any other Party, nor be deemed to have defaulted under or breached this Supply Agreement, for failure or delay in fulfilling or performing any term of this Supply Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including fire, floods, embargoes, power shortage or failure, acts of war (whether war be declared or not), insurrections, riots, terrorism, civil commotions, strikes, lockouts or other labor disturbances, acts of God or any acts, omissions or delays in acting by any Governmental Authority or any other Party (each a “Force Majeure Event”), and such affected Party promptly begins performing under this Supply Agreement once such causes have been removed; provided that if Protiva experiences any such event that hinders its ability to Manufacture and supply Manufactured Product to Dicerna, Protiva shall allocate resources and capacity to Manufacturing and supplying the Manufactured Products to Dicerna on a basis no less favorable to Dicerna than Protiva provides to its other customers or itself.

(b)	In the case of a Delay Event, Protiva shall be excused from performance hereunder for the period of time attributable to such delay, but only to the extent: (i) Protiva gives Dicerna notice of such Delay Event promptly after Protiva becomes aware of the Delay Event; (ii) Protiva uses Commercially Reasonable Efforts to perform the applicable Service or other obligation given due regard equally to Protiva’s obligations to Dicerna, to Protiva’s then-existing obligations to Third Parties and to Protiva’s own internal project timelines; (iii) the occurrence of such Delay Event is not due to an earlier or contemporaneous failure or delay by Protiva, its Affiliates or Permitted Contractors; and (iv) such Delay Event actually prevents Protiva from the timely performance of the applicable Service or other obligation.

12.3	Consequential Damages.

UNDER NO CIRCUMSTANCES WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY WITH RESPECT TO THIS SUPPLY AGREEMENT, AND THE ACTIVITIES CONTEMPLATED HEREBY, FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR SIMILAR DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE AND REGARDLESS OF THE CAUSE OF ACTION FROM WHICH THEY ARISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OCCURRING. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 12.3 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OF A PARTY OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 8.

12.4	Assignment.

Neither Party shall assign any of its rights and obligations hereunder without the prior written consent of the other Party, except (a) to a purchaser of all or substantially all of the assets or business of such Party to which this Supply Agreement relates, or to the successor resulting from any merger, acquisition, consolidation or similar transaction with such Party and (b) to an Affiliate; provided, however, that (i) such assignment to an Affiliate shall not relieve such Party of its obligations herein, and (ii) in each case, the assigning Party shall provide the other Party with written notice of such assignment. Any purported transfer or assignment in contravention of this Section 12.4 shall, at the option of the non-assigning Party, be null and void and of no effect. This Supply Agreement shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns.

12.5	Notices.

Notices to Dicerna shall be addressed to:

Dicerna Pharmaceuticals, Inc.

480 Arsenal St., #120

Watertown, MA 02472

United States

Attention: CEO and President

With a copy to:

Dicerna Pharmaceuticals, Inc.

480 Arsenal St., #120

Watertown, MA 02472

United States

Attention: Chief Financial Officer

Notices to Protiva shall be addressed to:

Protiva Pharmaceuticals Corporation

100-8900 Glenlyon Parkway

Burnaby, B.C.

Canada V5J 5J8

Attention: President & CEO

Facsimile No.: (604) 630-5103

Notices to Tekmira shall be addressed to:

Tekmira Pharmaceuticals Corporation

100-8900 Glenlyon Parkway

Burnaby, B.C.

Canada V5J 5J8

Attention: President & CEO

Facsimile No.: (604) 630-5103

In each case with copy to:

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, NY 10019

Attention:         R. King Milling

Facsimile No.: (212) 506-5151

Any party hereto may change their address by giving notice to the other parties in the manner provided in this Section 12.5. Any notice required or provided for by the terms of this Supply Agreement shall be in writing and shall be (a) sent by certified mail, return receipt requested, postage prepaid, (b) sent via a reputable international express courier service, or (c) sent by facsimile transmission, with a copy by regular mail. The effective date of the notice shall be the actual date of receipt by the receiving party.

12.6	Independent Contractors.

It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Supply Agreement shall be construed as authorization for either Party to act as the agent for the other Party.

12.7	Governing Law; Dispute Resolution Arbitration.

This Supply Agreement shall be governed and interpreted in accordance with the substantive laws of the State of New York, excluding its conflicts of laws principles.

(a)	The Parties and Tekmira recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relate to a Party or Tekmira’s rights or obligations hereunder. In the event of the occurrence of any Dispute, the Parties and Tekmira shall first have such Dispute referred to their respective executives designated below for attempted resolution by good faith negotiations within ***** calendar days after such notice is received. If either Party or Tekmira desires to pursue arbitration under Section 12.7(b) below to resolve any such Dispute, unless expressly provided for otherwise herein, a referral to such executives under this Section 12.7(a) shall be a mandatory condition precedent. Said designated executives as of the Effective Date are as follows.

For Dicerna: Douglas Fambrough, Ph.D., President and CEO

For Protiva: Mark Murray, President and CEO

For Tekmira: Mark Murray, President and CEO

In the event that they shall be unable to resolve the Dispute by consensus within such *****-day period, the Dispute shall be finally settled by binding arbitration as provided below.

(b)

Except as expressly otherwise provided in this Supply Agreement, in the event of any dispute arising out of or relating to the interpretation of any provision of this Supply Agreement or the failure of either Party or Tekmira to perform or comply with any obligation of such party pursuant to this Supply Agreement or the breach, termination or validity hereof (a “Dispute”), such Dispute will be finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, then in force and the Federal Arbitration Act, 9 U.S.C. § 1 et seq., by three (3) arbitrators (the “Arbitrators”); provided that the appointed arbitrators shall have appropriate experience in the pharmaceutical industry. Dicerna shall appoint one Arbitrator and Protiva and Tekmira, collectively, shall appoint one Arbitrator, and such two Arbitrators shall jointly appoint the third Arbitrator. If any party is not able to appoint its Arbitrator or the two initial Arbitrators are not able to appoint the third Arbitrator within a reasonable amount of time after the initiation of such process, the applicable Arbitrator or Arbitrators will be appointed in accordance with the above identified commercial arbitration rules. The place of arbitration will be New York, New

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

York, and the Arbitrators must decide the Dispute in accordance with the substantive laws of the State of New York. The Arbitrators, by accepting their appointment, undertake to conduct the process such that the award is rendered within ***** months of their appointment and is final and binding upon all parties participating in such arbitration. The judgment rendered by the Arbitrators may, at the Arbitrator’s discretion, include costs of arbitration, reasonable attorneys’ fees and reasonable costs for any expert and other witnesses. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award or an order of enforcement as the case may be. Any period of limitations or survival period that would otherwise expire between the initiation of the procedures described in this Section 12.7 and the conclusion of such procedures will be extended until ***** days following the conclusion of such procedures. This Section 12.7 does not prohibit a Party or Tekmira from seeking preliminary injunctive relief in aid of arbitration from a court of competent jurisdiction.

(c)	The Parties and Tekmira consent to (i) the exclusive jurisdiction of the Federal courts and the State courts of the State of New York, in each case, located in the borough of Manhattan, City of New York (the “New York Courts”) for (A) any action referenced in Section 12.7(d) and (B) any action in aid of arbitration, for provisional relief of the status quo or to prevent irreparable harm prior to the appointment of the Arbitrators in Section 12.7(d) above, and (ii) the non-exclusive jurisdiction of the New York Courts for any action to enter or enforce any arbitral award entered in connection with this Supply Agreement. THE PARTIES AND TEKMIRA HEREBY IRREVOCABLY WAIVE, AND AGREE TO CAUSE THEIR RESPECTIVE AFFILIATES TO WAIVE, THE RIGHT TO TRIAL BY JURY IN SUCH ACTIONS.

(d)	Unless agreed by the Parties, the foregoing alternative dispute resolution procedures shall not be used with respect to any claim by one Party against another regarding the validity, infringement, misappropriation or violation of a Patent, copyright, trade secret or trademark.

12.8	Severability.

In the event that any provision of this Supply Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of the relevant jurisdiction, the validity of the remaining provisions shall not be affected and the rights and obligations of the Parties and Tekmira shall be construed and enforced as if this Supply Agreement did not contain the particular provisions held to be unenforceable, provided that the Parties and Tekmira, shall negotiate in good faith a modification of this Supply Agreement with a view to revising this Supply Agreement in a manner which reflects, as closely as is reasonably practicable, the commercial terms of this Supply Agreement as originally signed.

12.9	No Implied Waivers.

The waiver by either Party or Tekmira of a breach or default of any provision of this Supply Agreement by the other Party or Tekmira shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either Party or Tekmira to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party or Tekmira.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

12.10	Headings.

The headings of articles and sections contained this Supply Agreement are intended solely for convenience and ease of reference and do not constitute any part of this Supply Agreement, or have any effect on its interpretation or construction.

12.11	Entire Agreement; Amendment.

This Supply Agreement, the License Agreement and the Quality Agreement contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede and replace any and all previous arrangements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof and thereof. This Supply Agreement may be amended only by a writing signed by each of the Parties.

12.12	Time of the Essence.

Protiva acknowledges that time is of the essence with respect to Protiva’s obligations in each SOW for which any specified performance period, delivery date or other temporal requirement is identified, including all timetables and milestones, and is strictly required for Dicerna in light of its schedules and commitments; provided, however, that this Section 12.12 shall not apply to any SOW that is not consistent with the current Batch Forecast.

12.13	Waiver of Rule of Construction.

Each Party and Tekmira has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Supply Agreement. Accordingly, the rule of construction that any ambiguity in this Supply Agreement shall be construed against the drafting party shall not apply.

12.14	No Third Party Beneficiaries.

Except as expressly contemplated herein, no Third Party, including any employee of either Party or Tekmira, shall have or acquire any rights by reason of this Supply Agreement.

12.15	Further Assurances.

Each Party and Tekmira shall provide such further documents or instruments required by the other Party or Tekmira as may be reasonably necessary or desirable to give effect to the purpose of this Supply Agreement and carry out its provisions.

12.16	Performance by Affiliates.

Either Party may use one or more of its Affiliates to perform its obligations and duties hereunder, and Affiliates of a Party are expressly granted certain rights herein; provided that each such Affiliate shall be bound by the corresponding obligations of such Party and the relevant Party shall remain liable hereunder for the prompt payment and performance of all their respective obligations hereunder.

12.17	Counterparts.

This Supply Agreement may be executed in any number of counterparts in original or by facsimile or PDF copy, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

12.18	Non-Solicitation of Employees.

Each Party agrees that from the Effective Date until the expiration of ***** after the expiration of the Term of this Supply Agreement, it shall not, except upon the express prior written consent of the other Party in each instance, directly or indirectly employ in any capacity (whether as a full or part time employee or as a consultant or contractor) any individual who is then employed by such other Party and has worked in any capacity related to this Supply Agreement, the License Agreement or the Quality Agreement. This provision shall not apply to or prohibit general solicitations, such as job postings though public media, not focused on or directed specifically to the personnel of the other Party or hiring or employing any individual who is hired by a Party in response to those general solicitations.

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, authorized representatives of the Parties have executed and delivered this Supply Agreement effective as of the Effective Date.

PROTIVA BIOTHERAPEUTICS INC.		DICERNA PHARMACEUTICALS INC.

By:	/s/ B. Cousins	By:	/s/ Douglas Fambrough

Name:	B. Cousins	Name:	Douglas Fambrough

Title:	EVP & CFO	Title:	CEO & President

By:	/s/ Paul Brennan

Name:	Paul Brennan

Title:	SVP Business Development

TEKMIRA PHARMACEUTICALS CORPORATION		DICERNA PHARMACEUTICALS INC.

By:	/s/ B. Cousins	By:	/s/ James E. Dentzer

Name:	B. Cousins	Name:	James E. Dentzer

Title:	EVP & CFO	Title:	Chief Financial Officer

By:	/s/ Paul Brennan

Name:	Paul Brennan

Title:	SVP Business Development

Development and Supply Agreement

Exhibit A

SOW #1

See attached.

SOW NUMBER: D001

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit B

SOW #2

See attached.

SOW NUMBER: D002

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit C

SOW #3

See attached.

SOW NUMBER: D003

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit D

Technical Transfer

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

D -2

THE COMPANY HAS REQUESTED AN ORDER FROM THE COMMISSION PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.